UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2024

Clubhouse Media Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	333-140645	99-0364697
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3651 Lindell Road, D517 Las Vegas, Nevada	89103
(Address of Principal Executive Offices)	(Zip Code)

(702) 479-3016

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On November 6, 2024, the Board of Directors of Clubhouse Media Group, Inc. (the “Company”) dismissed Yusufali & Associates, LLC (“Yusufali”) as its independent registered public accounting firm, effective immediately. Pursuant to that certain Order Instituting Disciplinary Proceedings, Making Findings, and Imposing Sanctions (the “Order”), Public Company Accounting Oversight Board (“PCAOB”) Release No. 105-2024-042, In the Matter of Yusufali & Associates, LLC, and Yusufali Musaji, CPA, dated as of October 22, 2024, the PCAOB among other matters determined to revoke the registration of Yusufali. The Company received notice of the Order by means of certain correspondence from the Division of Corporation Finance of the U.S. Securities and Exchange Commission, dated as of October 28, 2024. In response to such developments, the Board of Directors of the Company intends to consider and appoint a new independent registered public accounting firm in connection with the Company’s ongoing public company reporting obligations.

The report of Yusufali on the financial statements of the Company for the fiscal year ended December 31, 2023 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports expressed substantial doubt regarding the Company’s ability to continue as a going concern. Further, during the fiscal year ended December 31, 2023, and in the subsequent interim period through September 30, 2024, there were no disagreements with Yusufali on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Yusufali, would have caused Yusufali to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such periods. There were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the fiscal year ended December 31, 2023, or in the subsequent interim period thereafter through September 30, 2024.

As previously disclosed in that certain Current Report on Form 8-K of the Company, filed as of June 22, 2023, Fruci & Associates II, PLLC previously served as the Company’s independent registered public accounting firm in respect of the Company’s financial statements for the fiscal year ended December 31, 2022.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this Current Report on Form 8-K may constitute forward-looking statements and are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. In some cases, forward-looking statements can be identified by terminology such as “may,” “should,” “potential,” “continue,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions and include statements. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the U.S. Securities and Exchange Commission (“SEC”) and elsewhere, and the other factors described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as the same may be updated from time to time. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, the Company’s Quarterly Reports on Form 10-Q, the Company’s Current Reports on Form 8-K and other subsequent filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this Current Report on Form 8-K.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Clubhouse Media Group, Inc.

Dated: November 6, 2024	By:	/s/ Amir Ben-Yohanan
Amir Ben-Yohanan
Chief Executive Officer